SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549




                                       FORM 8-K

                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934




           Date of Report (Date of Earliest Event Reported) August 09, 1995
                                                            ----------------


                                     COMPUMED, INC.
                                     --------------
                (Exact name of registrant as specified in its charter)



       Delaware                    0-14210                  95-2860434
       -----------                 --------------           -------------
     (State or other               (Commission File         (IRS Employer
     jurisdiction of               Number)                  Identification No.)
     Incorporation)


     1230 Rosecrans Avenue, Suite 1000
     Manhattan Beach, California                            90266
     ---------------------------------                      ---------
     (Address of principal executive offices)               (zip code)


     Registrant's telephone number, including area code     (310) 643-5106
                                                            --------------


     ITEM 5.  OTHER EVENTS

          On August 11, 1995, CompuMed, Inc. (the "Registrant") closed a private placement (the "Placement") of 1,200,000 shares of its Common Stock, $.01 par value. The Placement was to institutional investors and their affiliates pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), by reason of Regulation D thereunder.

          The gross proceeds of the placement were $5,100,000. The Registrant will use such proceeds for the development of "second-generation" OsteoSystems technology, for the advancement of its TeleMedicine business plan and for general working capital purposes. Two persons received a fee of an aggregate of 36,000 shares of the Registrant's Common Stock in consideration for services that they rendered in assisting to effect the Placement.

          The Placement was effected pursuant to a Stock Purchase Agreement, dated as of August 9, 1995 (the "Purchase Agreement"), among the Registrant and the purchasers listed on the Schedule of Purchasers attached to the Purchase Agreement (the "Purchasers"). The Purchasers received certain rights for the registration under the Securities Act of the shares issued in the Placement and a 180 day right of first refusal for certain issuances by the Registrant of its Common Stock below a specified price. The Purchase Agreement and the press release issued in conjunction with the Placement are included as Exhibits 10 and 99, respectively.

     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

                    Exhibit
                    Number                                             Page
                    -------                                           ------

                    10.    Stock Purchase Agreement, dated as of
                           August 9, 1995, among the Registrant
                           and the Purchasers.


                    99.    Press Release, dated August 11, 1995.


                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Date:     August 17, 1995          COMPUMED, INC.
                                        --------------
                                        (Registrant)


                                        /s/Rod N. Raynovich
                                        -------------------
                                        Rod N. Raynovich
                                        President and Chief Executive Officer




                                    EXHIBIT INDEX

                    Exhibit                                            Page
                    -------                                           ------

                    10.    Stock Purchase Agreement, dated as of
                           August 9, 1995, among the Registrant
                           and the Purchasers.


                    99.    Press Release, dated August 11, 1995.